EXHIBIT NO. 32.1
Form 10-KSB
KIK Technology International, Inc.
File No. 0-30197


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of KIK Technology International, Inc. (the "Company") on Form 10-KSB for the year ending January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "), I, William M. Knooihuizen, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 27, 2004                            By: /s/ William M. Knooihuizen
      --------------                               -----------------------------
                                                          William M. Knooihuizen
                                                         Chief Executive Officer

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In connection with the Annual Report of KIK Technology International,  Inc. (the
"Company") on Form 10-KSB for the year ending January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "), I, Kuldip C. Baid, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 27, 2004                            By: /s/ Kuldip C. Baid
      --------------                               -----------------------------
                                                                  Kuldip C. Baid
                                                         Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided to KIK Technology International, Inc. and will be retained by KIK Technology International, Inc. and will furnished to the Securities and Exchange Commission or its staff upon request.